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Exhibit 10.3
SECURITY AGREEMENT

This Security Agreement (this "Agreement") is executed as of January 11, 2005, by and among Consolidated Energy, Inc., a Wyoming corporation (the "Company"), and Eastern Consolidated Energy, Inc., a Kentucky corporation ("Eastern Consolidated" and together with the Company, "Debtor"), Gryphon Master Fund, L.P., a Bermuda limited partnership ("Gryphon"), and GSSF Master Fund, LP, a Bermuda limited partnership ("GSSF" and together with Gryphon, the "Secured Parties").

 FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Debtor hereby covenants and agrees with Secured Parties as follows:


1. Reference to Promissory Note. This Agreement is being executed and delivered in connection with that certain Senior Secured Bridge Promissory Note, in the original principal amount of $2,500,000, executed by Debtor in favor of the Secured Parties, dated as of the same date of this Agreement (the "Promissory Note").

2. Incorporation of Promissory Note. The terms, conditions, and provisions of the Promissory Note are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until the Promissory Note is paid and performed in full.

3. Certain Definitions. As used herein, the following terms have the meanings indicated:

Collateral means any and all assets and properties (real, personal or mixed) of Debtor (or either of them), whether now owned or hereafter acquired, including, without limitation, (i) all replacements, substitutions and additions thereto, and the accounts, notes and any other proceeds therefrom, and (ii) the Company's entire equity interest in (A) Eastern Consolidated, (B) Eastern Consolidated Oil and Gas, Inc., a Kentucky corporation, and (C) CEI Holdings, Inc., a Nevada corporation.

Default means the occurrence of any one or more of the following events, which continues for a period of 5 days after Secured Parties give written notice thereof: (i) the failure to pay the Promissory Note; (ii) except as otherwise provided in this definition, the failure of Debtor to perform any material covenant, agreement, or condition contained herein; (iii) the levy against the Collateral, or any part thereof, or any execution, attachment, sequestration, or other writ; (iv) the appointment of a receiver with respect to the Collateral, or any part thereof; (v) the filing by Debtor, by way of petition or answer, of any petition or other pleading seeking relief as a debtor, or an adjustment of Debtor's debts, or any other relief under any bankruptcy, reorganization, or insolvency laws now or hereafter existing; or (vi) the receipt by Secured Parties of information establishing that any representation or warranty made by Debtor herein is false, misleading, or erroneous in any material respect.

Obligation means Debtor's payment and performance under the Promissory Note, together with any and all renewals, extensions, and modifications of the same, and all costs of collection thereunder.

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Obligor means any person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

Security Interest means the security interest granted and the pledge and assignment made under Paragraph 4.

UCC means the Uniform Commercial Code as enacted in the States of Wyoming, Texas, Kentucky and Florida, or other applicable jurisdiction, as amended at the time in question.

4. Security Interest. In order to secure the full and complete payment and performance of the Obligation when due, Debtor hereby grants to each Secured Party a security interest in and to the Collateral and pledges and assigns the Collateral to Secured Parties, all upon and subject to the terms and conditions of this Agreement. Such security interest is granted and such pledge and assignment are made as security only and shall not subject Secured Parties to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

5. Representations, Warranties and Covenants of Debtor

(a) Representations and Warranties with Respect to the Collateral. Debtor represents and warrants that (i) it has all requisite power and authority to enter into this Agreement; (ii) except for any financing statement that may be filed by Secured Parties with respect to the Collateral, no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer or agency; (iii) no other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one created herein, has attached to or been perfected in the Collateral or in any part thereof; and (iv) no dispute, right of setoff, counterclaim, or defense exists with respect to any part of the Collateral.

(b) Affirmative Covenants of Debtor. Debtor covenants and agrees to each and all of the following: (i) to execute and deliver promptly to Secured Parties all such other assignments, certificates, and supplemental writings, and to do all other acts or things, as Secured Parties may reasonably request in order more fully to evidence and perfect the security interest created herein; (ii) to furnish Secured Parties promptly with any information or writing that Secured Parties may reasonably request concerning the Collateral; (iii) to allow Secured Parties to inspect all books and records of Debtor relating to the Collateral or the Promissory Note, and to make and take away copies of such books and records at Secured Parties' expense; (iv) to notify Secured Parties promptly of any change in any material fact or circumstance warranted or represented by Debtor in this Agreement or in any other writings furnished by Debtor to Secured Parties in connection with the Collateral; (v) to notify Secured Parties promptly of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the security interest herein, and at the request of Secured Parties, to appear in and defend, at Debtor's sole cost and expense, any action or proceeding; and (vi) to pay to Secured Parties promptly the amount of all court costs and reasonable attorney's fees incurred by Secured Parties in the enforcement of their rights hereunder.

(c) Negative Covenants of Debtor. Debtor covenants and agrees that, without the prior written consent of each Secured Party (which consent may be granted or withheld in the sole and absolute discretion of Secured Parties), Debtor will not (i) sell, assign, or transfer the Collateral or any of its rights

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therein; or (ii) create any other security interest in, mortgage, or otherwise encumber the Collateral or any part thereof, or permit the Collateral to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest created herein.

6. Default; Remedies. Should a Default occur and be continuing, Secured Parties may, at their election, exercise any and all rights available to Secured Parties under the UCC, in addition to any and all other rights afforded by this Agreement, at law, in equity, or otherwise, including, without limitation, (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Parties at a place to be designated by Secured Parties which is reasonably convenient to Debtor and Secured Parties, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Parties under this Agreement.

(a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Parties may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than three calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

(b) Sales of Securities. In connection with the sale of any Collateral that is securities, Secured Parties is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Parties to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by Secured Parties shall be deemed not to be "commercially reasonable" because so made.

(c) Application of Proceeds. Secured Parties shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 6 in the following order: First, to the payment of all their expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Parties under Paragraph 7; and third, toward payment of the balance of the Obligation in such order and manner as Secured Parties, in their discretion, may deem advisable. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct.

7. Other Rights of Secured Parties.

(a) Performance. In the event Debtor shall fail to pay when due all taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or otherwise fail to perform any of its obligations under this Agreement with respect to the Collateral, then Secured Parties may,

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at their option, but without being required to do so, pay such taxes, prosecute or defend any suits in relation to the Collateral, or take all such other action which Debtor is required, but has failed or refused, to take under this Agreement. Any sum which may be expended or paid by Secured Parties under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the highest lawful rate until paid and, together with such interest, shall be payable by Debtor to Secured Parties upon demand and shall be part of the Obligation.

(b) Collection. Upon notice from Secured Parties, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to securities and insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by Debtor to make payment directly to Secured Parties, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 7(e) hereof, until such notice is given, Debtor is authorized to retain and expend all payments made on the Collateral. Each Secured Party shall have the right in his own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Parties may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquaintances for any and all amounts due or to become due with respect to the Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on the Collateral that may come into the possession of Secured Parties; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other persons making payment with respect to the Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to the Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, each Secured Party is authorized, in his sole discretion, either in his own name or in the name of Debtor, to take such action as he shall deem appropriate for the collection of any amounts owed with respect to the Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Parties shall never be liable for their failure to collect, or for their failure to exercise diligence in the collection of, any amounts owed with respect to the Collateral, nor shall they be under any duty whatever to anyone except Debtor to account for funds that they shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Parties shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Parties actually have, or may be deemed to have, knowledge thereof). The rights granted Secured Parties under this subparagraph may be exercised at any time, whether or not a Default has occurred and is continuing.

(c) Record Ownership of Securities. Whether or not a Default has occurred and is continuing, Secured Parties at any time may have any Collateral that is securities and that is in the possession of Secured Parties, or their nominee or nominees, registered in their name, or in the name of their nominee or nominees, as pledgee; and, as to any securities so registered, Secured Parties shall execute and deliver (or cause to be executed and delivered) to Debtor all such proxies, powers of attorney, dividend coupons or orders, and other

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documents as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting rights and powers which it is entitled to exercise under this Agreement and to receive the dividends and other payments in respect of securities which it is authorized to receive and retain under this Agreement.

(d) Voting of Securities. As long as a Default has not occurred and is not continuing, Debtor shall be entitled to exercise all voting rights pertaining to any Collateral that is securities. After the occurrence and during the continuance of a Default, the right to vote any Collateral that is securities shall be vested exclusively in Secured Parties. To this end, Debtor hereby irrevocably constitutes and appoints each Secured Party the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is securities standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

(e) Certain Proceeds. Notwithstanding any provision of this Agreement to the contrary, any and all stock dividends or distributions in property made on or in respect of any Collateral that is securities, and any proceeds of any Collateral that is securities, whether such dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise, shall be part of the Collateral hereunder, shall, if received by Debtor, be held in trust for the benefit of Secured Parties, and shall forthwith be delivered to Secured Parties (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Parties' instructions) to be held subject to the terms of this Agreement. Any cash proceeds of Collateral which come into the possession of Secured Parties (including, without limitation, insurance proceeds) may, at Secured Parties' option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Parties as additional Collateral. Any cash Collateral in the possession of Secured Parties may be invested by Secured Parties in certificates of deposit issued by any state or national bank having combined capital and surplus greater than $10,000,000, or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Parties shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss that may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Parties in the same manner as other cash Collateral. The provisions of this subparagraph shall be applicable whether or not a Default has occurred and is continuing.

(f) Subrogation. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any lien, Secured Parties shall be, and are hereby, subrogated to all of the rights, titles, interests, and liens securing the indebtedness so renewed, extended, or paid.

(g) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any taxes arising as a result of, or in connection with, the transactions

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contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Parties harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such persons be agents or employees of Debtor or of third parties, or such damage be to property of Debtor or of others. Debtor agrees to indemnify, save, and hold Secured Parties harmless from and against, and covenants to defend Secured Parties against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses, including, without limitation, court costs and attorneys' fees, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof.

8. Miscellaneous.

(a) Term. Upon full and final payment and performance of the Obligation, this Agreement shall thereafter terminate upon receipt by Secured Parties of Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Agreement, but shall be fully protected in making payment directly to Secured Parties.

(b) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Parties' rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of this Agreement without the notification or consent of Debtor, except as required herein (the right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Parties to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Parties to take or prosecute any action in connection with this Agreement or any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation;
(vii) any failure of Secured Parties to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Secured Parties against Debtor or any new agreement between Secured Parties and Debtor, it being understood that Secured Parties shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of Secured Parties hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is

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held to constitute a preference under applicable laws or for any other reason
Secured Parties are required to refund such payment or pay the amount thereof to someone else.

(c) Waivers. Except to the extent expressly otherwise provided herein, Debtor waives (i) any right to require Secured Parties to proceed against any other person, to exhaust their rights in the Collateral, or to pursue any other right which Secured Parties may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

(d) Financing Statement. Secured Parties shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of Secured Parties to do so shall not impair the validity or enforceability of this Agreement.

(e) Amendments. This instrument may be amended only by an instrument in writing executed jointly by Debtor and Secured Parties, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

(f) Multiple Counterparts. This Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

(g) Parties Bound; Assignment. This Agreement shall be binding on Debtor and Debtor's successors and assigns and shall inure to the benefit of Secured Parties and Secured Parties' successors and assigns. Debtor may not, without the prior written consent of both Secured Parties, assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligation, the Security Interest and other rights and benefits hereunder, to the extent applicable to the part of the Obligation so assigned, shall be transferred therewith.

(h) Governing Law; Exclusive Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. Debtor and each Secured Party (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas, Texas, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Debtor and the Secured Parties hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

(i) Complete Agreement. This Agreement, the Promissory Note, and all other agreements, instruments or documents executed and/or delivered in connection therewith are intended by Debtor and Secured Parties as a final expression of

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their agreement with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings whether oral or written with respect to the subject matter hereof and thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.



    CONSOLIDATED ENERGY, INC.


    By: /s/David Guthrie
     David Guthrie, President



    EASTERN CONSOLIDATED ENERGY, INC.


    By: /s/David Guthrie
     David Guthrie, President



    GRYPHON MASTER FUND, L.P.

       By:  Gryphon Partners, L.P., its General Partner

           By:  Gryphon Management Partners, L.P., its General Partner

     By:  Gryphon Advisors, L.L.C., its General Partner


     By: /s/Warren W. Garden
       Warren W. Garden, Authorized Agent



    GSSF MASTER FUND, LP

       By:  Gryphon Special Situations Fund, LP, its General Partner

           By:  GSSF Management Partners, LP, its General Partner

     By:  GSSF, LLC, its General Partner


     By: /s/Warren W. Garden
       Warren W. Garden, Authorized Agent